Post Employment Benefits - Summary of Defined Benefit Amounts Recognized in Balance Sheet (Detail) - EUR (€) € in Thousands	Dec. 31, 2017	Dec. 31, 2016
Disclosure of net defined benefit liability (asset) [abstract]
Present value of funded obligations	€ 1,705	€ 1,509
Fair value of plan assets	(1,500)	(1,305)
Deficit of funded plans	204	204
Total deficit of defined benefit pension plans	204	204
Liability in the balance sheet	€ 204	€ 204